Exhibit 10.15

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is entered into effective as of July     , 2007 by and among Nationwide Auction Systems, Inc., formerly known as Asset Liquidation Group, Inc., and Public Liquidation Systems, Inc., both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”), Entrade Inc., a Pennsylvania corporation (“Entrade” and together with Nationwide, the “Nationwide Parties”), and Joe Kowal (“Kowal”). The Nationwide Parties and Kowal are sometimes herein referred to collectively as the “Parties.”

Recitals

WHEREAS, the Nationwide Parties and Kowal are parties to the following documents, all dated as of November 16, 2005 but effective as of November 1, 2005 (collectively, the “Transaction Documents”): (i) Asset Purchase Agreement (the “Asset Purchase Agreement”); (ii) Assignment of Invention Rights Agreement; (iii) Blanket Conveyance, Bill of Sale and Assignment and Assumption Agreement (the “Bill of Sale”); (iv) Entrade Convertible Promissory Note No. 1 in the original principal amount of $1,633,987; (v) Entrade Convertible Promissory Note No. 2 in the original principal amount of $408,497; (vi) Entrade Convertible Promissory Note No. 3 in the original principal amount of $408,497 (collectively with Entrade Convertible Promissory Note No. 1, Entrade Convertible Promissory Note No. 2 and Entrade Convertible Promissory Note No. 3, the “Entrade Convertible Notes”); (vii) Employment Letter and (ix) Non-Compete Agreement for Seller (the “Kowal Non-Compete Agreement”);

WHEREAS, a dispute has arisen among the Parties regarding the Parties’ respective rights and obligations under the Transaction Documents;

WHEREAS, Nationwide is purportedly indebted to the following parties: (i) Alexandra I. Smirnov and Boris L. Smirnov for $100,000 plus accrued interest; (ii) Alexander M. Kassatkin and Nadejda T. Kassatkina for $100,000 plus accrued interest; (iii) Paula Delgado for $100,000 plus accrued interest and (iv) Juan Acevedo (“Acevedo”) for $200,000 plus accrued interest. These purported obligations are collectively referred to as the “Retail Notes” and each is individually referred to as a “Retail Note.”

WHEREAS, Inna Kassatkina (“Kassatkina”) has initiated litigation in the Superior Court of California (Kassatkina v. Asset Liquidation Group, Case No. 07CC02614) seeking payment of certain of the Retail Notes, which she contends have been assigned to her for collection (the “Kassatkina Action”).

WHEREAS, the Parties desire to settle and compromise their dispute and all other matters as between the Parties and related to the Retail Notes and the Kassatkina Litigation in order to avoid the cost time and effort of litigation; and

WHEREAS, in consideration of the foregoing and in consideration of the following terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

Agreement

1. Closing. Concurrent with the execution of this Agreement, the following deliveries shall be made:

(A) The Nationwide parties shall deliver to Kowal:

(i) A cashiers’ check for $200,000 made payable to Kowal;

(ii) A duly executed Bill of Sale and title to the 2005 Ford Escape, VIN #FMC094145KB11375 (the “Automobile”) transferring the Automobile to Kowal;

(iii) Share certificates evidencing 250,000 restricted shares of Entrade, Inc., common stock, duly issued to Joe Kowal (the “Entrade Shares”);

(iv) A check made payable to each of the Retail Note holder(s) in the amount set forth opposite such holder(s)’ name or names on Exhibit A;

(v) A Retail Note Payment Schedule addressed to each Retail Note holder, other than Acevedo, in the form attached hereto as Exhibit B-1 (A and B), and a Retail Note Payment Schedule addressed to Acevedo in the form attached hereto as Exhibit B-2, duly executed by Nationwide Auction Systems, Inc; and

(vi) The original of the stock power duly executed by Kowal and provided to Entrade for use in canceling the Entrade Shares on the stock book of Entrade if for any reason this Agreement was not executed and the deliveries contemplated hereby did not occur.

The documents referenced in Clauses (i) through (vi) of this paragraph 1(A), together with this Agreement, are hereinafter referred to as the “Nationwide Settlement Agreements.”

(B) Kowal shall deliver to Nationwide:

(i) The Entrade Convertible Promissory Notes for conversion of a portion of the principal balance of such notes into the Entrade Shares and cancellation of the remainder of such notes;

(ii) A Request for Dismissal dismissing the Kassatkina Action, with prejudice, duly executed by Kassatkina in the form attached hereto as Exhibit C;

(iii) A Retail Note Payment Schedule, in the form attached hereto as Exhibit B-1, duly executed on behalf of each holder of a Retail Note, other than Acevedo, and a Retail Note Payment Schedule, in the form attached hereto as Exhibit B-2, duly executed by Acevedo; and

(iv) A Rule 144(k) representation letter as to the Entrade Shares in the form attached hereto as Exhibit D dated November 2, 2007 and duly executed by Kowal (the “Rule 144 Letter”) for use by Entrade when Kowal requests removal of the transfer restrictions and legends on the Entrade Shares, at any time after November 1, 2007, so that such shares may be transferred in the public market.

The documents referenced in Clauses (i) through (iv) of this paragraph 1(B), together with this Agreement, are hereinafter referred to as the “Kowal Settlement Agreements.”

2. Representations and Warranties. Kowal represents and warrants to the Nationwide Parties, and acknowledges that the Nationwide Parties and their counsel may rely on such representations and warranties, as follows:

(i) Kowal acknowledges that all relevant documents pertaining to Entrade and Nationwide have been made available to Kowal, including, without limitation, any and all instruments, agreements and documents of Entrade of public record with the Securities and Exchange Commission, and the Kowal has had the opportunity to verify and clarify any information concerning Entrade and Nationwide, and to ask questions to and receive answers thereto from management of Entrade and Nationwide.

(ii) Kowal acknowledges that he has been advised that: (a) Nationwide has not been and is not profitable; (b) Nationwide is Entrade’s only operating asset; (c) on a consolidated basis with Nationwide, Entrade is not cash flow positive; (d) Nationwide is in the process of completing (but cannot guarantee that it will consummate) in the coming weeks a series of financing transactions with an existing lender which management believes will, if consummated, substantially benefit Entrade, (e) Entrade is in default of its payment and performance obligations in connection with various promissory notes and other instruments issued by Entrade to various parties and (f) the all of the foregoing constitutes non-public information and is required to be treated as confidential and cannot be used by Kowal in violation of any applicable securities laws.

(iii) Kowal: (a) is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended and (b) has such knowledge and experience in financial or business matters that he is capable of evaluating the risks and merits of ownership of the Entrade Shares.

(iv) As of the date of this Agreement, Kowal hereby confirms and remakes the representations and warranties made by Kowal in the Entrade Convertible Notes which read as follows:

“The Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in Section 4(2) thereof. Payee represents, warrants and covenants as set forth below and such representations and warranties shall be true and correct as of the Conversion date:

(a) Kowal is an “Accredited Investor” as that term is defined in Regulation D under the Securities Act; (ii) has adequate means of providing for current needs; (iii) has no need for liquidity in this investment; and (iv) is able to bear the substantial economic risks of an investment in the Conversion Shares for an indefinite period, including the loss of the entire investment.

(b) Kowal recognizes that an investment in the Conversion Shares involves substantial risks, and payee has taken full cognizance of and understands all of the risk factors related to such investment in the Conversion Shares.

(c) Kowal has not received any general solicitation or general advertising concerning Entrade or the Conversion Shares, nor is Kowal aware that any such solicitation or advertising was received by anyone else.

(v) Kowal has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Conversion Shares and has the capacity to protect his own interests in connection with the Conversion Shares and has the capacity to protect his own interests in connection with the transaction. Kowal further represents that he must bear the economic risk of such investment indefinitely unless the Conversion Shares are registered pursuant to the Securities Act or an exemption from registration is available. Kowal also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Kowal to transfer all or any portion of the Conversion Shares under the circumstances, in the amounts or at the time Kowal might propose.

(vi) In addition to any legend imposed by applicable state securities laws or by any contract which continues in effect after the Conversion date, the certificates representing the Conversion Shares shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with Entrade’s transfer agent), stating substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT, UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT).”

All capitalized terms used in the preceding language quoted from the Entrade Convertible Notes shall have the meanings assigned to such terms in the Entrade Convertible Notes.

In addition to these representations,

(vii) Kowal represents and warrants that he has not committed any act or omission that would constitute wrongful competition as he in good faith understands the Non-compete Agreement to preclude, including that he has not solicited any Nationwide customers to do business with him or to not do business with Nationwide, solicited any employee to leave Nationwide, nor had any connection, 2% ownership or management of any entity which he knows to be a competitor of Nationwide. Other than Kowal’s personal vehicles, Kowal has not purchased, contracted or negotiated for the purchase of any assets for resale on behalf of himself or any other entity in violation of the Non-compete Agreement.

3. Additional Payments Due Kowal and Agreements. The Nationwide Parties, each jointly and severally, agree to pay Kowal the total sum of $400,000 (the “Installment Amount”), payable in 12 equal monthly installments of $33,333.33 per month (each, a “Monthly Payment”). Each Monthly Payment will be due on the first day of the applicable calendar month, with the first Monthly Payment due on September 1, 2007. So long as there has not occurred an Event of Default (as hereinafter defined), the Installment Amount shall not accrue any interest. Following the occurrence of an Event of Default, interest shall accrue on the outstanding balance of the Monthly Payment which is the subject of the default at the rate of 8% per annum until paid in full. For purposes of this Agreement, an “Event of Default” shall mean a failure by the Nationwide Parties to timely make a Monthly Payment due hereunder and a failure to correct such nonpayment within 5 business days of the date on which the applicable Monthly Payment was due.

Kowal has been provided with the name of Entrade’s transfer agent and contact information for a person who handles Entrade’s account at the transfer agent as of the date of this Agreement. Provided that it opines compliance with applicable laws, Entrade will accept a legal opinion from the Law Offices of George S. Burns regarding compliance with the provisions of Rule 144 as sufficient to support the removal of the transfer restrictions and legends from the share certificate evidencing the Entrade Shares, it being understood that the subject legal opinion must be satisfactory to Entrade’s stock transfer agent independent of Entrade’s acceptance thereof. At the request of Kowal, Entrade will take all reasonable actions and will cooperate with Kowal to the extent required to cause Entrade’s transfer agent to remove any transfer restrictions on and legends on the certificate evidencing the Entrade Shares subject to compliance with applicable law, including, if required or requested by the stock transfer agent, notifying the stock transfer agent that the legal opinion of the Law Offices of George S. Burns is sufficient to Entrade. To the extent that the cooperation of Entrade under this paragraph results in any costs to Entrade, including reasonable attorney’s fees, Kowal agrees to pay such costs immediately upon demand from Entrade. In the event that Kowal fails to pay such costs after demand by Entrade, any such amounts may be deducted from any future amounts due Kowal under this Agreement.

4. Terminations. Except as set forth in the last sentence of this Section, effective upon execution of this Agreement, the Parties agree that any and all remaining rights or obligations of any of the Parties provided in the Transaction Documents, including those rights or obligations which by their terms survive any termination of the Transaction Documents or for a specific period of time, are hereby terminated and shall be of no further force and effect. Without limiting the generality of the foregoing: (i) the period described in Paragraph 1 of the Kowal Non-Compete Agreement is terminated; and (ii) no amounts are due under the Entrade Convertible Notes, and such notes are cancelled and deemed satisfied in full. Notwithstanding the foregoing, the agreement regarding allocation of the purchase price set forth in Section 3.2 of the Asset Purchase Agreement shall not be terminated and shall remain in full force and effect.

5. Mutual General Release.

(A) Kowal, for himself and on behalf of his beneficiaries, affiliates, predecessors, successors and assigns, related parties or entities, employees, attorneys agents and representatives (collectively the “Kowal Releasing Parties”) hereby fully, irrevocably, unconditionally and forever releases, remises, quit-claims and fully and forever discharges each of the Nationwide Parties and each of their respective heirs, executors, administrators, parent corporations, subsidiaries, divisions, affiliates, predecessors, successors, assigns, related companies or entities and each of their respective present or former officers, directors, employees, shareholders, attorneys, insurers, agents and representatives (each solely in his, her or its respective capacity as such) (collectively the “Nationwide Released Parties”) from any and all claims, demands, damages, accounts, debts, liens, suits, actions and rights or causes of action, including, but not limited to, claims for attorneys’ fees, of every kind and description, whether known or unknown, suspected or unsuspected, including but not limited to claims for contribution or indemnity, which they now have or have had, or hereafter can, shall or may have against any of the Nationwide Released Parties for or by reason of any matter, event, thing, act, transaction or occurrence whatsoever occurring or arising prior to the execution of this Agreement. Claims based on a failure to perform under this Agreement and the Nationwide Settlement Agreements shall not be included in the foregoing release.

(B) Each of the Nationwide Parties, for itself and on behalf of its beneficiaries, affiliates, predecessors, successors and assigns, related parties or entities, employees, attorneys agents and representatives (collectively the “Nationwide Releasing Parties”) hereby fully, irrevocably, unconditionally and forever releases, remises, quit-claims and fully and forever discharges Kowal and each of his employees, attorneys, insurers, agents and representatives (each solely in his, her or its respective capacity as such) (collectively the “Kowal Released Parties”) from any and all claims, demands, damages, accounts, debts, liens, suits, actions and rights or causes of action, including, but not limited to, claims for attorneys’ fees, of every kind and description, whether known or unknown, suspected or unsuspected, including but not limited to claims for contribution or indemnity (collectively, “Claims”), which they now have or have had, or hereafter can, shall or may have against any of the Kowal Released Parties for or by reason of any matter, event, thing, act, transaction or occurrence whatsoever, including without limitation Claims related to Kowal’s actions or inactions in performing his duties for or on behalf of the Nationwide Parties, occurring or arising prior to the execution of this Agreement. Claims based on a failure to perform under this Agreement or the Kowal Settlement Agreements shall not be included in the foregoing release.

The Retail Note holders are not Kowal Released Parties, and nothing in this Agreement will be construed as a release of any kind by any of the Nationwide Parties in favor of any of the Retail Note holders. Notwithstanding that, the Nationwide Parties covenant that they will not assert any claim against any Retail Note holder as a defense to collection on amounts due under the Retail Note Payment Schedule. The Nationwide Parties represent and warrant that they are not aware of any act or omission by Kowal that would constitute a breach of the Non-compete Agreement.

(C) The Parties understand and acknowledge that there is a risk that subsequent to the execution of this Agreement they may discover, incur or suffer losses, damages or injuries that are in some way caused by or related to the released claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this Agreement. Further, the Parties understand that there is a risk that loss or damage presently known to some or all of the parties may be or become, for whatever reason, greater than what they now expect or anticipate. The Parties intend that the releases contained herein shall apply to all unknown and unanticipated damage, loss, costs or expenses in any way arising from or relating to the claims released herein, as well as those known and anticipated, and upon advice of legal counsel, all parties to this Agreement knowingly, voluntarily, intentionally and expressly waive against the other all rights under California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Parties each hereby expressly waive the provisions of Section 1542 of the Civil Code as it applies to unknown claims within the scope of the releases herein, and each acknowledge that they have all been advised by their respective counsel as to the significance of the waivers of Section 1542 hereunder, and that the waivers are made knowingly and voluntarily. Other than as to claims specifically retained in this Agreement, the Kowal Settlement Agreements and the Nationwide Settlement Agreements, this is a general release.

6. Reading and Understanding Agreement. The respective Parties acknowledge that this Agreement, the Kowal Settlement Agreements and Nationwide Settlement Agreements were written by each of the Parties and shall not be construed against any Party by reason of such Party having written such agreement. The Parties acknowledge that this Agreement is the result of negotiations between the Parties and their respective attorneys. The respective Parties have carefully read this Agreement and have had it explained to them by their attorneys. Each Party warrants and represents that it relied upon its own judgment and that of its legal counsel regarding the proper, sufficient and agreed upon consideration for this Agreement and that no statement or representation by any other Party or its agents, employees, officers, directors or legal representatives influenced or induced it to execute this Agreement.

7. No Third Party Beneficiaries; Separate Agreements. Notwithstanding that this Agreement contemplates certain actions in favor of third parties, none of such parties shall be deemed a third party beneficiary of this Agreement. Notwithstanding anything to the contrary contained herein, any Retail Note holder may enforce the terms of the Retail Note Payment Schedule between such holder and Nationwide Auction Systems, Inc. delivered concurrently herewith, but may not assert as a breach of such agreement the breach of this Agreement or any other Retail Note holder’s Retail Note Payment Schedule. Furthermore, notwithstanding anything to the contrary contained in this Agreement, Kowal may not assert any breach of any Retail Note Payment Schedule as a breach of this Agreement. Furthermore, notwithstanding anything to the contrary contained herein, the Nationwide Parties may not assert any breach of any Retail Note Payment Schedule by any Retail Note holder as a breach of this Agreement.

8. Successors: The agreements of the respective Parties to this Agreement shall be binding on and shall inure to the benefit of the Parties’ respective successors and assigns.

9. Sole Agreement: This Agreement, the Kowal Settlement Agreements and the Nationwide Settlement Agreements are the sole and complete expression of the understandings and agreements of the Parties hereto and may not be amended or altered in any way, except in a writing executed by all parties thereto. This Kowal Settlement Agreements and the Nationwide Settlement Agreements supersede any and all prior or contemporaneous agreements of the parties, whether written or oral.

10. Authority to Agree: Each person executing this Agreement below, on behalf of the parties to this Agreement, hereby represents and warrants that he or she has full authority to execute this Agreement and the respective Kowal Settlement Agreements or Nationwide Settlement Agreements executed by him or her currently herewith. The Parties hereby represent and warrant that there has been no assignment or transfer whatsoever of any of the claims released herein. Without limiting the generality of the foregoing, Kowal represents and warrants to each of the Nationwide Parties that the Entrade Notes are not subject to the restraining order issued by the Superior Court of California, County of Orange, Case No. 01CC06870, and nothing in that case or any other case in any other court prohibits, restrains or otherwise adversely impacts Kowal’s right and ability to enter into and perform all of the terms of this Agreement, and to compromise the obligations allegedly owed Kowal by any of the Nationwide Parties.

11. Counterparts: This Agreement may be executed in counterparts and by facsimile, and if so executed, each counterpart shall be deemed an original.

12. Representation: The Parties warrant that this Agreement and the releases executed under it are entered into without duress and upon advice of each party’s respective counsel.

13. Headings and Captions: The headings and captions herein are inserted for reference only and the same shall not limit or construe the paragraphs or sections to which they apply or otherwise effect the interpretation thereof.

14. Choice of Law: This Agreement shall be governed by and construed in accordance with the laws of the State of California.

15. Enforcement. This Agreement, the Kowal Settlement Agreements and the Nationwide Settlement Agreements may be enforced by a motion brought in the Kassatkina Action pursuant to CCP Section 664.6. All parties to this Agreement irrevocably consent to the jurisdiction over them of that court in the Kassatkina Action, even if they are not at this time named parties in the Kassatkina Action.

16. Additional Agreements. The Nationwide Parties acknowledge that, after execution of this Agreement and delivery of the Kowal Settlement Agreements, they have no right to possession of the Automobile and shall rescind or otherwise terminate any claims to the Automobile and Kowal’s actions related thereto made by the Nationwide Parties with any applicable authorities.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

NATIONWIDE AUCTION SYSTEMS, INC.

By:

Greg O’Neill, President

State of California	)
) ss.
County of	)

On                      before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature

Name (Typed or Printed)	(This area for official notarial seal)

ENTRADE, INC.

By:

Peter R. Harvey, President

State of California	)
) ss.
County of	)

On                      before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature

Name (Typed or Printed)	(This area for official notarial seal)

JOE KOWAL

By:

Joe Kowal

State of California	)
) ss.
County of	)

On                      before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature

Name (Typed or Printed)	(This area for official notarial seal)

Exhibit A

	Name	SSN of Payee	Amount
1.	Alexander M. Kassatkin and	None	$15,750.00
	Nadejda T. Kassatkina
2.	Alexandra I. Smirnov and	None	$15,750.00
	Boris L. Smirnov
3.	Paula Delgado	###-##-####	$15,750.00
4.	Juan Acevedo	###-##-####	$26,250.00

Exhibit B-1 (a)

Retail Note Payment Schedule

Date:	July , 2007
To:	Inna Kassatkina, Attorney-in-fact for Alexander M. Kassatkin and Nadejda T. Kassatkina
From:	Nationwide Auction Systems, Inc.

This letter will serve to memorialize our mutual agreement with respect to all amounts allegedly due to you from Nationwide Auction Systems, Inc. (“Nationwide”). Nationwide agrees and acknowledges that it owes to you the amount set forth below, that Nationwide will pay you such amount on the schedule set forth below and that Nationwide it will not contest the legitimacy of this indebtedness. You agree that the amount below represents all amounts due you from Nationwide or any of its affiliates, divisions, parent corporation, subsidiaries, officers, directors, employees, agents and representatives, and further that you agree to accept payment of such amount on the terms set forth below in full satisfaction of any amounts purportedly owed to you by Nationwide or any of its affiliated parties. You further agree that unless Nationwide defaults in its payment obligations as set forth below (and fails to cure such default within 5 business days thereafter), you will refrain from taking any action to collect such amounts, and that upon receipt of the final payment as set forth below, you release and forever discharge Nationwide and all of its related parties from any claims you may have against Nationwide relating to the indebtedness described below, including, without limitation, any attorneys fees. If Nationwide defaults in its payment of the obligations set forth below (and fails to cure such default within 5 business days thereafter), the unpaid principal amount then due which is the subject of the default shall be immediately due and payable. Your further agree that upon receipt of the final payment from Nationwide, you will return any and all promissory notes or other document evidencing the purported indebtedness and marked “paid in full”.

Total Principal Amount Due: $100,000.00

Interest will accrue from August 1, 2007 at 10% per annum on the outstanding principal balance and be payable monthly at the same time principal payments are due. Payment dates falling on a Saturday or Sunday will be due the following Monday. On August 1, 2007, a payment of $24,083 will be due. Thereafter, principal will be repaid in equal installments plus accrued interest, due on the first of each month through to and including July 1, 2008. Assuming all payments are made on schedule, the payment amounts due will be as follows:

August 1, 2007	$24,083
September 1, 2007	$8,333.33 plus accrued interest
October 1, 2007	$8,333.33 plus accrued interest
November 1, 2007	$8,333.33 plus accrued interest

December 1, 2007	$8,333.33 plus accrued interest
January 1, 2008	$8,333.33 plus accrued interest
February 1, 2008	$8,333.33 plus accrued interest
March 1, 2008	$8,333.33 plus accrued interest
April 1, 2008	$8,333.33 plus accrued interest
May 1, 2008	$8,333.33 plus accrued interest
June 1, 2008	$8,333.33 plus accrued interest
July 1, 2008	$8,333.33 plus accrued interest

This agreement may be enforced by a motion brought in the case entitled Kassatkina v. Asset Liquidation Group, Inc., Case No. 07CC02614 (the “Kassatkina Action”), brought in the Superior Court of the State of California, County of Orange, Central District, pursuant to C.C.P. Section 664.6. All parties to this Agreement irrevocably consent to the jurisdiction of that court, even if they are not at this time named parties in the Action.

NATIONWIDE AUCTION SYSTEMS, INC.

By:

Greg O’Neill, President

State of California	)
	)	ss.
County of	)

On                                  before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ________________

________________________

Name (Typed or Printed)                                                                                  (This area for official notarial seal)

ALEXANDER M. KASSATKIN AND NADEJDA T. KASSATKINA

By:

Inna Kassatkina, Attorney-in-fact for Alexander M. Kassatkin and Nadejda T. Kassatkina

State of California	)
	)	ss.
County of	)

On                                  before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________

______________________________

Name (Typed or Printed)                                                                                                   (This area for official notarial seal)

Exhibit B-1 (b)

Retail Note Payment Schedule

Date:	July , 2007
To:	Paula Delgado
From:	Nationwide Auction Systems, Inc.

This letter will serve to memorialize our mutual agreement with respect to all amounts allegedly due to you from Nationwide Auction Systems, Inc. (“Nationwide”). Nationwide agrees and acknowledges that it owes to you the amount set forth below, that Nationwide will pay you such amount on the schedule set forth below and that Nationwide it will not contest the legitimacy of this indebtedness. You agree that the amount below represents all amounts due you from Nationwide or any of its affiliates, divisions, parent corporation, subsidiaries, officers, directors, employees, agents and representatives, and further that you agree to accept payment of such amount on the terms set forth below in full satisfaction of any amounts purportedly owed to you by Nationwide or any of its affiliated parties. You further agree that unless Nationwide defaults in its payment obligations as set forth below (and fails to cure such default within 5 business days thereafter), you will refrain from taking any action to collect such amounts, and that upon receipt of the final payment as set forth below, you release and forever discharge Nationwide and all of its related parties from any claims you may have against Nationwide relating to the indebtedness described below, including, without limitation, any attorneys fees. If Nationwide defaults in its payment of the obligations set forth below (and fails to cure such default within 5 business days thereafter), the unpaid principal amount then due which is the subject of the default shall be immediately due and payable. Your further agree that upon receipt of the final payment from Nationwide, you will return any and all promissory notes or other document evidencing the purported indebtedness and marked “paid in full”.

Total Principal Amount Due: $100,000.00

Interest will accrue from August 1, 2007 at 10% per annum on the outstanding principal balance and be payable monthly at the same time principal payments are due. Payment dates falling on a Saturday or Sunday will be due the following Monday. On of August 1, 2007, a payment of $24,083 will be due. Thereafter, principal will be repaid in equal installments, due on the first of each month through to and including July 1, 2008. Assuming all payments are made on schedule, the payment amounts due will be as follows:

August 1, 2007	$24,083
September 1, 2007	$8,333.33 plus accrued interest
October 1, 2007	$8,333.33 plus accrued interest

November 1, 2007	$8,333.33 plus accrued interest
December 1, 2007	$8,333.33 plus accrued interest
January 1, 2008	$8,333.33 plus accrued interest
February 1, 2008	$8,333.33 plus accrued interest
March 1, 2008	$8,333.33 plus accrued interest
April 1, 2008	$8,333.33 plus accrued interest
May 1, 2008	$8,333.33 plus accrued interest
June 1, 2008	$8,333.33 plus accrued interest
July 1, 2008	$8,333.33 plus accrued interest

This agreement may be enforced by a motion brought in the case entitled Kassatkina v. Asset Liquidation Group, Inc., Case No. 07CC02614 (the “Kassatkina Action”), brought in the Superior Court of the State of California, County of Orange, Central District, pursuant to C.C.P. Section 664.6. All parties to this Agreement irrevocably consent to the jurisdiction of that court, even if they are not at this time named parties in the Action.

NATIONWIDE AUCTION SYSTEMS, INC.

By:

Greg O’Neill, President

State of California	)
	)	ss.
County of	)

On                                      before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________

____________________________________

        Name (Typed or Printed)                                                                                                (This area for official notarial seal)

PAULA DELGADO

By:

Paula Delgado

State of California	)
	)	ss.
County of	)

On                                          before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________________

______________________________________

Name (Typed or Printed)                                                                                                   (This area for official notarial seal)

Exhibit B-1 (b)

Retail Note Payment Schedule

Date:	July , 2007
To:	Olga Smirnov, Attorney-in-Fact for Alexandra I. Smirnov and Boris L. Smirnov
From:	Nationwide Auction Systems, Inc.

This letter will serve to memorialize our mutual agreement with respect to all amounts allegedly due to you from Nationwide Auction Systems, Inc. (“Nationwide”). Nationwide agrees and acknowledges that it owes to you the amount set forth below, that Nationwide will pay you such amount on the schedule set forth below and that Nationwide it will not contest the legitimacy of this indebtedness. You agree that the amount below represents all amounts due you from Nationwide or any of its affiliates, divisions, parent corporation, subsidiaries, officers, directors, employees, agents and representatives, and further that you agree to accept payment of such amount on the terms set forth below in full satisfaction of any amounts purportedly owed to you by Nationwide or any of its affiliated parties. You further agree that unless Nationwide defaults in its payment obligations as set forth below (and fails to cure such default within 5 business days thereafter), you will refrain from taking any action to collect such amounts, and that upon receipt of the final payment as set forth below, you release and forever discharge Nationwide and all of its related parties from any claims you may have against Nationwide relating to the indebtedness described below, including, without limitation, any attorneys fees. If Nationwide defaults in its payment of the obligations set forth below (and fails to cure such default within 5 business days thereafter), the unpaid principal amount then due which is the subject of the default shall be immediately due and payable. Your further agree that upon receipt of the final payment from Nationwide, you will return any and all promissory notes or other document evidencing the purported indebtedness and marked “paid in full”.

Total Principal Amount Due: $100,000.00

Interest will accrue from August 1, 2007 at 10% per annum on the outstanding principal balance and be payable monthly at the same time principal payments are due. Payment dates falling on a Saturday or Sunday will be due the following Monday. On August 1, 2007, a payment of $24,083 will be due. Thereafter, principal will be repaid in equal installments, due on the first of each month through to and including July 1, 2008. Assuming all payments are made on schedule, the payment amounts due will be as follows:

August 1, 2007	$24,083
September 1, 2007	$8,333.33 plus accrued interest
October 1, 2007	$8,333.33 plus accrued interest
November 1, 2007	$8,333.33 plus accrued interest
December 1, 2007	$8,333.33 plus accrued interest

January 1, 2008	$8,333.33 plus accrued interest
February 1, 2008	$8,333.33 plus accrued interest
March 1, 2008	$8,333.33 plus accrued interest
April 1, 2008	$8,333.33 plus accrued interest
May 1, 2008	$8,333.33 plus accrued interest
June 1, 2008	$8,333.33 plus accrued interest
July 1, 2008	$8,333.33 plus accrued interest

This agreement may be enforced by a motion brought in the case entitled Kassatkina v. Asset Liquidation Group, Inc., Case No. 07CC02614 (the “Kassatkina Action”), brought in the Superior Court of the State of California, County of Orange, Central District, pursuant to C.C.P. Section 664.6. All parties to this Agreement irrevocably consent to the jurisdiction of that court, even if they are not at this time named parties in the Action.

NATIONWIDE AUCTION SYSTEMS, INC.

By:

Greg O’Neill, President

State of California	)
	)	ss.
County of	)

On                                      before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________________

______________________________________

Name (Typed or Printed)                                                                                            (This area for official notarial seal)

ALEXANDRA I. SMIRNOV AND BORIS L. SMIRNOV

By:

Inna Kassatkina, Attorney-in-fact for Alexander M. Kassatkin and Nadejda T. Kassatkina

State of California	)
	)	ss.
County of	)

On                                      before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________________

______________________________________

Name (Typed or Printed)                                                                                  (This area for official notarial seal)

Exhibit B-2

Retail Note Payment Schedule

Date:	July , 2007
To:	Juan Acevedo
From:	Nationwide Auction Systems, Inc.

This letter will serve to memorialize our mutual agreement with respect to all amounts allegedly due to you from Nationwide Auction Systems, Inc. (“Nationwide”). Nationwide agrees and acknowledges that it owes to you the amount set forth below, that Nationwide will pay you such amount on the schedule set forth below and that Nationwide it will not contest the legitimacy of this indebtedness. You agree that the amount below represents all amounts due you from Nationwide or any of its affiliates, divisions, parent corporation, subsidiaries, officers, directors, employees, agents and representatives, and further that you agree to accept payment of such amount on the terms set forth below in full satisfaction of any amounts purportedly owed to you by Nationwide or any of its affiliated parties. You further agree that unless Nationwide defaults in its payment obligations as set forth below (and fails to cure such default within 5 business days thereafter), you will refrain from taking any action to collect such amounts, and that upon receipt of the final payment as set forth below, you release and forever discharge Nationwide and all of its related parties from any claims you may have against Nationwide relating to the indebtedness described below, including, without limitation, any attorneys fees. If Nationwide defaults in its payment of the obligations set forth below (and fails to cure such default within 5 business days thereafter), the unpaid principal amount then due which is the subject of the default shall be immediately due and payable. Your further agree that upon receipt of the final payment from Nationwide, you will return any and all promissory notes or other document evidencing the purported indebtedness and marked “paid in full”.

Total Principal Amount Due: $200,000.00

Interest will accrue from August 1, 2007 at 10% per annum on the outstanding principal balance and be payable monthly at the same time principal payments are due. Payment dates falling on a Saturday or Sunday will be due the following Monday. On August 1, 2007, a payment of $42,916.66 will be due. Thereafter, principal will be repaid in equal installments, due on the first of each month through and including July 1, 2008. Assuming all payments are made on schedule, the payment amounts due will be as follows:

August 1, 2007	$42,916.66
September 1, 2007	$16,666.66 plus accrued interest
October 1, 2007	$16,666.66 plus accrued interest
November 1, 2007	$16,666.66 plus accrued interest

December 1, 2007	$16,666.66 plus accrued interest
January 1, 2008	$16,666.66 plus accrued interest
February 1, 2008	$16,666.66 plus accrued interest
March 1, 2008	$16,666.66 plus accrued interest
April 1, 2008	$16,666.66 plus accrued interest
May 1, 2008	$16,666.66 plus accrued interest
June 1, 2008	$16,666.66 plus accrued interest
July 1, 2008	$16,666.66 plus accrued interest

This agreement may be enforced by a motion brought in the case entitled Kassatkina v. Asset Liquidation Group, Inc., Case No. 07CC02614 (the “Kassatkina Action”), brought in the Superior Court of the State of California, County of Orange, Central District, pursuant to C.C.P. Section 664.6. All parties to this Agreement irrevocably consent to the jurisdiction of that court, even if they are not at this time named parties in the Action.

NATIONWIDE AUCTION SYSTEMS, INC.

By:

Greg O’Neill, President

State of California	)
	)	ss.
County of	)

On                                      before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________

____________________________________

Name (Typed or Printed)                                                                          (This area for official notarial seal)

JUAN ACEVEDO

By:

Juan Acevedo

State of California	)
	)	ss.
County of	)

On                                          before me, the undersigned, a Notary Public in and for said State, personally appeared ___________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ___________________________________________________________ personally known to me/proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ______________________________

_______________________________________

Name (Typed or Printed)                                                                                  (This area for official notarial seal)

Exhibit C

Form of Dismissal with Prejudice

Exhibit D

Entrade Rule 144 Letter